
EXPERTISE
SHIP SELL
PICK
PACK ACCOUNTABLE
COLLABORATE
RELATIONSHIP
BEST-IN-CLASS SYSTEMS
3PL SELL PARTNER
STRATEGY
NORTH AMERICA SUPPORT PICK TECHNOLOGY
MANAGEMENT FLEXIBILITY DIGITAL
SYSTEMS 3PL OPERATIONS
LOGISTICS
FULFILLMENT VALUE
DISTRIBUTION DEMAND
SUPPLY
NETWORK

Connecting Strong Brands with Smart Logistics

NAVARRE®

Corporate Presentation
Feb 2013

NASDAQ: **NAVR**

Safe Harbor

NAVARRE
NASDAQ: NAVR

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the company's forward-looking statements. The company's forward-looking statements are also subject to risks and uncertainties which can affect its performance in both the near-and long-term. The company identifies the principal risks and uncertainties that affect its performance in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

This presentation is © 2012-2013 Navarre Corp. – All Rights Reserved

Who We Are…

NAVARRE
NASDAQ: NAVR

- A vertically integrated, full service retail & e-commerce services platform for brands, retailers & manufacturers
- **What makes us unique?** We handle it *all*, from website development & hosting, to warehousing, e-commerce & retail fulfillment, customer service, marketing, support & logistics
- **Leading end-to-end e-commerce** solutions provider
- **Industries served** include:
  - Apparel
  - Communications
  - Consumer products
  - Consumer electronics & accessories
  - Software



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Major Brands Rely On Us To Reach & Serve Their Customers

BEST BUY
Walmart
Save money. Live better.
TARGET
GROUPON
amazon.com
Office DEPOT
COSTCO WHOLESALE
RadioShack.
TigerDirect.com
OfficeMax
WORK WITH US
GameStop
metroPCS
Unlimit Yourself.
Fry's ELECTRONICS
LONDON DRUGS
YANKEE CANDLE company
TOYS "R" US
STAPLES
that was easy.
BJ's WHOLESALE CLUB
Sam's CLUB
cache
Justice

Navarre's Full-Service Platform:
From Sales to Delivery & Everything In Between

NAVARRE
NASDAQ: NAVR

Navarre offers a full-scale, one-stop-shop for its partners, regardless of how they go-to-market — be it traditional distribution, direct or e-commerce.

E-Commerce Services

- Oracle/ATG platform ORACLE ATG WEB COMMERCE
- Storefront & hosting development
- Fulfillment
- Proprietary cross-channel order management
- Reporting & analysis

Value Added Services

- Packaging design & services
- Marketing & creative
- 24/7 customer support


AMEX
HOT ITEM
NAVARRE
Full-Service
Platform

Logistics (3PL)

- Order processing
- Return disposition
- Brand & inventory control
- Importing, scheduling & transit
- Streamlined customs process

Distribution & Sales

- Bring our partners into the world's largest & most sophisticated retailers
- Maximize retail channel access

Competitive Landscape

NAVARRE
NASDAQ: NAVR



Retail Distribution
brightstar
spa, inc.
COKeM INTERNATIONAL LTD.
D&H
SUPERIOR COMMUNICATIONS
INGRAM MICRO
Tech Data
PETRA "Your Accessory Source"
Fulfillment/Logistics
fiftyone
FillTek
FIFTH GEAR
GENCO ATC
ebay
INGRAM MICRO
Innotrac
ups
PENSKE
QuietLogistics
INTERSHOP The E-Commerce Company
KUEHNE+NAGEL
NAVARRE
IBM WebSphere.
ModusLink The Power of Global Precision
Magento Open Source eCommerce
demandware
hybris
marketlive
venda
micros
F R Y
E-Commerce Platforms

Phase 1 Strategic Plan Complete

NAVARRE
NASDAQ: NAVR

In Q2 of 2011, new management implemented a strategic plan to re-align our organization with emerging trends in the marketplace.

Objective	**Results** (9 months ending Dec 2012)[1]
1) Reduce/realign operating costs	Savings of $1.3M/month
2) Maximize organic growth in key segments & markets	▪ Consumer electronics & accessories: **+41%** ▪ E-commerce & fulfillment services: **+48%** ▪ Canada: **+40%**
3) Offset maturing software market with gain in market share	Software sales declined 3% (overall market declined ~16%)
4) No debt at quarter end	$0 debt (until SpeedFC acquisition)
5) Round-out operational platform with a complementary acquisition	Acquired SpeedFC in Nov 2012
Achieved YTD FY-13 **Adj. EBITDA of $8.2M, up 35% from $6.1M** in same year-ago period	

1) Fiscal year ends Mar 31.

Strategic Plan: Phase 2 (FY 2014)

NAVARRE
NASDAQ: NAVR

Objective	FY 2014 Targets[1]
1) Integrate Navarre & SpeedFC operating costs	Facility & personnel changes completed by Q2 FY 14, equating to savings of $300-$400K/month
2) Build-out & automation of Columbus facility	▪ New lease signed ▪ Sortation equipment ordered & being built ▪ Hired corporate VP of operations, based in Columbus
3) Maximize organic growth in key segments & markets	▪ Consumer electronics & accessories ▪ E-commerce & fulfillment services ▪ Canada
4) Offset maturing software market with gain in market share	Net sales to decline at less than half the market
5) Prudent management of cash & balance sheet	Fund additional growth opportunities & potential synergistic e-commerce acquisitions

FY 2014 Outlook:
Net sales of $530M-$560M (up ~11%)
Adjusted EBITDA of $17M-$21M (up ~90%)

1) Fiscal year ends Mar 31.

We Address the Trends in a Large & Growing Retail Market

NAVARRE
NASDAQ: NAVR

- U.S. retail e-commerce spending topped **$59.5B** in Q4 2012, **up 17%** vs. year ago[1]
  - **13th** consecutive quarter of year-over-year growth
  - **9th** consecutive quarter of double-digit growth
- The top-performing online product categories[2]:
  - Consumer Electronics
  - Computer Software
  - Digital Content & Subscriptions
  - Apparel & Accessories
- Total U.S. retail sales topped **$1.1T** in Q4 2012, **up 4%** vs. year ago[1]

Online Consumer Spending Projected to Increase 62% by 2016[3]



$202B
$226B
$252B
$278B
$304B
$327B
By 2015, the web to account for 11% of all retail sales[4]
2011
2012E
2013E
2014E
2015E
2016E

1) U.S. Census Bureau News, Quarterly E-Commerce Sales, Feb 2013.
2) comScore, Nov 2012.
3) Forrester Inc. & Internet Retailer.com, Aug 2012.
4) Forrester Research, Feb 2011.

Acquisition of SpeedFC[1]

NAVARRE
NASDAQ: NAVR

- SpeedFC services include:
  - E-Commerce technology
  - Order management & customer care
  - Logistics/fulfillment
  - Cross channel sales
- Purchase price: $50M, comprised of 17.1M shares of NAVR common stock & $25M cash, plus contingencies
- Rounds out vertically integrated, full-scale distribution & fulfillment platform
- +43% net sales CAGR 2009-2012
- Expected to be accretive to FY 2014 EPS[1]

Sample SpeedFC Client Managed Sites



YANKEE CANDLE
FALL FAVORITES
Deliciously warm, inviting fragrances to welcome the season home.
Justice
BROTHERS
popular retro prints
bts '12
slim & ½ sizes!
SCHOOL DAZE
go back in a blur of bright colors
jeans
last chance clearance
save up to 65%
shop all clearance

1) On Nov 20, 2012, Navarre closed the acquisition of SpeedFC.

E-Commerce & Fulfillment Services

NAVARRE
NASDAQ: NAVR

- We develop & operate proprietary e-commerce websites on behalf of our partners
- Our e-commerce services:
  - Creation & integration of SaaS e-commerce platforms
  - Tier 4 web hosting
  - Cross-channel order management & reporting
  - High-performance fulfillment
  - Consumer customer care
- Our expertise allows partners to focus on their core competencies and benefit from our material handling efficiencies
- Gross margin profile is >2x our distribution business


dressbarn
misses women's petites shoes jewelry accessories sale
freeTOTE
sweaters
BUY ONE, GET ONE
50% OFF
MISSES | WOMEN'S | PETITES
DAISY DOLLARS
MISSES | WOMEN'S


metroPCS
Why MetroPCS
Phones & More
Plans & Services
MetroMarket
Manage & Pay
LIMITED TIME ONLY!
Instant Joy
Save up to $200
on 4G LTE phones.
SHOP SALE PHONES

E-Commerce & Fulfillment Services - cont'd

NAVARRE
NASDAQ: NAVR

- 3PL services offered:
  - Overseas logistics coordination
  - Import/export customs management
  - Inventory storage & tracking
  - Reverse logistics, QA, returns disposition
  - 24/7 customer service
- Benefits to our clients:
  - On-time delivery of product for initial set-up
  - Inventory availability for timely replenishment
  - Packaging & service level compliance
  - Efficient returns processing



Sample 3PL Clients

GROUPON
gear4
WARBY PARKER eyewear
Justice
YANKEE CANDLE company

Distribution: Consumer Electronics & Accessories (CE&A)

NAVARRE
NASDAQ: NAVR

- High growth segment – revenue **up 49%** to $102.0M TTM @ Dec 2012
- Recent customer additions:

NORDSTROM · Bass Pro Shops · Brookstone · URBAN OUTFITTERS · AMERICAN EAGLE OUTFITTERS · BED BATH & BEYOND · RadioShack · Walgreens

- 200+ new vendor partners during the past 24 months, including:

BALLISTIC · gear4 · Square · hue PHILIPS



Robust Y/Y Revenue Growth[1]
$12.2M
$20.8M
FY12
FY13
Fiscal Q1
$14.8M
$15.7M
FY12
FY13
Fiscal Q2
$32.6M
$47.4M
FY12
FY13
Fiscal Q3
$8.6M
$18.2M
FY11
FY12
Fiscal Q4

Sample Products



1) Fiscal year ends Mar 31.

Distribution: Canada

NAVARRE
NASDAQ: NAVR

- High growth segment – revenue **up 38%** to $73.5M TTM @ Dec 2012
- Opened distribution facility in May 2010
- Strong partnerships with trend-setting retailers
- Sample customers:



Y/Y Revenue Growth[1]
$9.3M
$12.2M
$10.6M
$16.7M
$25.6M
$33.6M
$8.1M
$11.1M
FY12 FY13
Fiscal Q1
FY12 FY13
Fiscal Q2
FY12 FY13
Fiscal Q3
FY11 FY12
Fiscal Q4

Retailer new to Canada, began shipping Dec 2012

1) Fiscal year ends Mar 31.

Distribution: Software

- We are the largest distributor of consumer software in the U.S. & Canada
- Our sophisticated systems provide a full array of services for our partners:
  - Proprietary vendor managed inventory
  - Point-of-sale activation
  - Consignment programs
- Packaged retail software is a maturing market that is largely in decline. So, we are offsetting this by increasing market share via product line wins & expansion in Canada.
- Targeting net sales to decline at less than half the rate of market contraction



ENCORE®

We also publish casual gaming, personal productivity, architecture and education software under our **Encore**® brand

Navarre's Seasoned Leadership Team

NAVARRE
NASDAQ: NAVR

Richard Willis	Diane Lapp	Ward Thomas	Jeff Zisk	Ryan Urness	Don Sopko
CEO	*CFO*	*Pres. of Distribution*	*Pres. of SpeedFC*	*General Counsel*	*VP of Operations*
• Appointed CEO in Sep 2011 • Member of Board of Directors • CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports	• Joined Navarre in Oct 2003 • Appointed CFO in May 2012 • 20 years of senior management experience in public accounting and finance	• President of Business Services since Aug 2010 • President of Encore since Oct 2011 • Executive sales & management experience at Trend Micro and FUNimation Entertainment	• Founded SpeedFC in 2000 • +25 years experience in fulfillment, distribution & retail industries • CEO experience: Entertainment Foods, Inc. & AMWC, Inc.	• Joined Navarre in Jan 2003 • Oversees investor relations & human resources • Former head of intellectual property practice at Winthrop & Weinstine, P.A.	• Joined Navarre in Feb 2013 • 20 years of senior logistics and operations management experience • 17 years of senior leadership experience at Baker & Taylor, world's largest book distributor

NAVARRE®

Key Financials

Foundation of Our Organic Growth Strategy

NAVARRE
NASDAQ: NAVR

These three strong performing segments form the basis of our growth strategy, as represented below in both growth & percentage of net sales[1]

Distribution: CE&A



Up 49%
$68.2M
14%
$102.0M
21%
TTM @ Dec-11
TTM @ Dec-12

Distribution: Canada[2]



Up 38%
$53.3M
11%
$73.5M
15%
TTM @ Dec-11
TTM @ Dec-12

E-Commerce & Fulfillment Services[2]



Up 555%
$5.5M
1%
$36.1M
7%
TTM @ Dec-11
TTM @ Dec-12

1) Excludes home video product net sales.
2) Portion of revenues also included in CE&A net sales.

Selected Financial Performance Since Restructuring[1]

NAVARRE
NASDAQ: NAVR

	12-Months Ended		
	Dec 2012	Dec 2011	*Change*
Net Sales[2]	$487.8M	$457.7M	*7%*
Software	$338.2M	$355.6M	*(5%)*
CE&A	**$102.0M**	**$68.2M**	***49%***
E-Commerce & Fulfillment Services	**$36.1M**	**$5.5M**	***555%***
Operating Expenses[3]	$45.8M	$55.6M	*(18%)*
Adjusted EBITDA[4]	$9.8M	$6.9M	*42%*
Canada Net Sales[5]	**$73.5M**	**$53.3M**	***38%***

1) Navarre restructuring initiated FY-Q2 2012.
2) Excludes net sales of home video products of $30.7M & $2.7M during the 12 months ended Dec 2011 & Dec 2012, respectively.
3) Excludes restructuring charges.
4) Please see appendix for use of non-GAAP information.
5) Revenues included in net sales above.

Fiscal 2013 & 2014 Outlook[1]

NAVARRE
NASDAQ: NAVR

- **Net Sales**
  - **2013:** $480M - $500M
  - **2014:** $530M - $560M **(~11% growth vs. FY-13)**
- **Adjusted EBITDA**
  - **2013:** $9M - $11M
  - **2014:** $17M - $21M **(~90% growth vs. FY-13)**

Net Sales & Adj. EBITDA Outlook
($ Millions)



Net Sales
Adj. EBITDA
$480-$500
$530-$560
$17 - $21
$9 - $11
FY13E
FY14E

1) Fiscal year ends Mar 31. Guidance issued and effective Nov 20, 2012 and includes anticipated SpeedFC net sales and adjusted EBITDA.

Navarre Key Takeaways

NAVARRE
NASDAQ: NAVR

- We provide a single-source solution in a large & growing e-commerce market
- Highly scalable platform allows for significant growth
- SpeedFC acquisition creates synergies and opportunities for sales & profitability growth
- SpeedFC's robust e-commerce solutions bring new revenue streams and margin expansion
- Strong organic growth opportunities in key markets
- Ongoing cost savings from SpeedFC integration



Annual Net Sales & Adj. EBITDA[1]
($ Millions)
Net Sales
Adj. EBITDA
$480.8
$480 - $500
$530 - $560
$7.7
$9 - $11
$17 - $21
FY12[2]
FY13E[3]
FY14E[3]

1) Fiscal year ends Mar 31.
2) Represents adjusted pro forma EBITDA. Please see appendix for use of non-GAAP information.
3) Guidance issued and effective only on Nov 20, 2012 and includes anticipated net sales and adjusted EBITDA from SpeedFC.

APPENDIX

Use of Non-GAAP Information

The company provides non-GAAP adjusted information and references to “adjusted” information are references to non-GAAP measures. The company provides adjusted non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company’s management evaluates and makes decisions primarily based upon these adjusted non-GAAP financial metrics. For each such adjusted non-GAAP financial measure, the adjustment provides the company’s management with information about the company’s underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of adjusted non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this adjusted non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company’s core operating performance in the same way that its management does. Reconciliations between historical adjusted non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled “Appendix.”

12-Month GAAP Net Sales Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Sales to GAAP Net Sales and Business Segment Information
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,			
	2012	%	2011	%
Net sales - Distribution				
Software	$ 338,231	69.0%	$ 355,596	72.8%
Consumer electronics and accessories	101,988	20.8%	68,248	14.0%
Video games	11,472	2.3%	28,306	5.8%
Home video	2,666	0.5%	30,730	6.3%
	454,357	92.6%	482,880	98.9%
Net sales - Ecommerce and fulfillment services	36,074	7.4%	5,505	1.1%
Net sales as reported	$ 490,431		$ 488,385	
Operating income (loss)				
Distribution	$ (5,673)		$ (14,995)	
Ecommerce and fulfillment services	2,457		(1,775)	
Consolidated operating (loss)	$ (3,216)		$ (16,770)	
Net Sales by Geographic Region				
United States	$ 416,952		$ 435,093	
International	73,479		53,292	
Net Sales as reported	$ 490,431		$ 488,385	
Net Sales by Sales Channel				
Retail	$ 387,874		$ 419,359	
E-commerce	102,557		69,026	
Net Sales as reported	$ 490,431		$ 488,385	

12-Month Adjusted Pro Forma Income Before Continuing Operations Reconciliation

NAVARRE
NASDAQ: NAVR

Adjusted Pro Forma Income from Continuing Operations Before Income Tax for the Twelve Months Ended December 31,
(In thousands)
(Unaudited)

	GAAP Information Twelve Months Ended December 31,				Adjusted Pro Forma Information Twelve Months Ended December 31,			
	2012	% of sales	2011	% of sales	2012	% of sales	2011	% of sales
Net sales (1)	490,431		488,385		$490,901		$488,385	
Gross profit (1,2)	49,407	10.1%	48,924	10.0%	50,999	10.4%	57,718	11.8%
Operating expenses (3)	52,623	10.7%	65,694	13.5%	45,761	9.3%	55,580	11.4%
Income (loss) from operations	(3,216)		(16,770)		5,238		2,138	
Other (expense), net (4)	(1,239)		(1,385)		(1,117)		(1,385)	
Income (loss) before income tax	$ (4,455)		$ (18,155)		$ 4,121		$ 753	

	Twelve Months Ended December 31, 2012	2011
(1) Pro forma adjustments to net sales consist of the following:		
Customer credit	$ 470	$ -
Total adjustments	$ 470	$ -
(2) Pro forma adjustments to gross profit consist of the following:		
Inventory write-downs	$ 891	$ 1,728
Software development impairment	-	1,238
Prepaid royalties impairment	231	5,826
Restructuring, transaction and transition costs	-	2
Total adjustments	$ 1,122	$ 8,794
(3) Pro forma adjustments to operating expenses consist of the following:		
Restructuring, transaction and transition costs	$ (6,862)	$ (4,118)
Goodwill and intangible impairment	-	(5,996)
Total adjustments	$ (6,862)	$ (10,114)
(4) Pro forma adjustments to other expense consist of the following:		
Loss on asset disposal	$ 122	$ -
Total adjustments	$ 122	$ -

12-Month Adjusted EBITDA Reconciliation

NAVARRE
NASDAQ: NAVR

Reconciliation of Net Income (Loss) from Continuing Operations to Adjusted EBITDA
(In thousands)
(Unaudited)

	Twelve Months Ended December 31, 2012	Twelve Months Ended December 31, 2011
Net (loss) from continuing operations, as reported	$ (3,420)	$ (21,187)
Interest expense, net	681	1,270
Income tax expense (benefit)	(1,035)	3,032
Depreciation and amortization	3,726	3,765
Foreign translation loss	323	115
Share-based compensation	944	1,012
Restructure expenses	6,650	18,908
Transaction and transition costs	1,926	-
Adjusted EBITDA	$ 9,795	$ 6,915